--------------------------------------------------------------------------------
SPECIALTY EQUITY
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Alliance Real Estate
Investment Fund

                                [GRAPHIC OMITTED]

Annual Report
November 30, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 26, 2001

Dear Shareholder:

This report contains the investment results, market activity, and outlook for Alliance Real Estate Investment Fund (the "Fund") for the annual reporting period ended November 30, 2000. In November, the semi-annual and annual reporting periods for the Fund were changed from February and August to May and November, respectively.

Investment Objective and Policies

This open-end fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in, or related to, the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks as represented by the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended November 30, 2000.

As illustrated in the accompanying chart, real estate investment trusts (REITs) provided performance during the six- and 12-month periods which was markedly better than the overall stock market. In addition, the Fund handily outperformed its REIT benchmark. As discussed in greater detail below, the Fund benefited from its exposure to coastal office and apartment markets. These markets experienced substantial rental growth during the course of the year, thereby increasing the value of the properties owned by the REITs in which the Fund was invested.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Real Estate
Investment Fund
  Class A                                                     8.71%     26.04%
--------------------------------------------------------------------------------
  Class B                                                     8.34%     25.11%
--------------------------------------------------------------------------------
  Class C                                                     8.33%     25.08%
--------------------------------------------------------------------------------
NAREIT Equity Index                                           6.99%     21.80%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                          -6.92%     -4.23%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's 500 Stock Index is comprised of 500


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Real Estate Investment Fund.

      Additional investment results appear on pages 5 - 8.

Investment Strategy

Not all REITs are created equal. Fundamentals vary widely based on local market exposure, asset quality, balance sheet strength and strategy, development expertise, and management quality. Valuations vary based on the same parameters, but not always in concert with the fundamentals. We seek to invest in companies with better-than-average fundamentals (primarily driven by market exposure and management) at approximately average valuations. For some time now, this has led us to emphasize supply-constrained market exposure in our security selection. Presently, the markets that appear best positioned to us are California apartments, high quality apartments in the northeast, and offices (especially in the central business districts) in northern California, the Pacific northwest and the northeast in general. These markets constitute 31% of the Fund's portfolio, which is roughly double their representation in the REIT market as a whole. Likewise, we have sought to avoid exposure to strip malls, factory outlet centers, hotels, and suburban office properties in the southeast as well as suburban offices in the midwest. These market sectors represent about 3% of the Fund's portfolio compared with more than twice that level for the REIT market as a whole.

Indeed, we have increasingly focused on companies with development expertise in the tight markets we favor. Development not only adds to the exposure we seek, but it adds significantly to the ability of management to add value over and above that created by market selection alone. Virtually every real estate company that boasts development capability in the markets we favor is in the Fund's portfolio.

Market Overview

The shares of real estate companies have performed well this year. After two years of declines, REIT shares traded at historically low multiples of cash flow and at the lower end of their historic range relative to the value of the assets they owned. In addition, underlying fundamentals remained far more ebullient than most observers expected. Also, and perhaps most importantly, the investment community rediscovered something that resembles sanity with respect to the profitless prosperity of the Internet phenomenon. As a result, the market corrected some of its most egregious excesses. The question that follows is, now what?

It is our contention that the rebalancing of the various sectors within the stock market has just begun. At the end of November, the S&P 500 Stock Index was 15% below its all-time peak (set in March 2000) and still almost 35% above its level in December 1997. Furthermore, those sectors that were expensive remain expensive. Those that


--------------------------------------------------------------------------------
2 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

were cheap remain so, as well. For example, the Internet arena, as measured by the Interactive Week Internet Index's lost 45% of its value between its March peak and the end of October. However, it still has risen nearly four-fold since the sector began its run at the end of 1997.

On the other hand, REITs (as a convenient example of the other end of the spectrum) have seen their share prices lift 10.5% through the first 11 months of 2000. However, fiscal year-end price levels were still more than 25% below the prior peak set in 1997. This large disparity in longer-term performance created a discontinuity in valuation relative to expectation that remains completely out of balance. The S&P 500 Stock Index trades at over 20 times forward earnings, which are expected to grow less than 10% this year. This is a price-to-earnings to growth (PEG) ratio of greater than two times. REITs are expected to grow their cash flow 7% next year, yet trade at a PEG of only 1.02. REITs are still cheap compared to other companies without even considering that they have a lower risk profile than most other equities.

Currently, REITs possess characteristics that make them less volatile than other securities. The cash flow of REITs is derived from a stream of contractual lease payments. About 70% of all REITs have long-term leases with their tenants (and many for periods as long as 10 years). Consequently, this cash flow stream is highly predictable and largely recurring in nature. In the context of moderate construction levels, this should help smooth out any negative effects of the business cycle should we head into a recession. REIT shares are typically less volatile than other equities. Over the past five years, REITs have traded with between one-third and one-half the monthly volatility of the broader stock market. REITs also typically pay out a significant dividend to shareholders. Approximately 50% of the expected return from REITs will likely come in the form of dividends compared to approximately 10% for other equities. Also, REITs have a low correlation to other asset classes. Adding REITs to an overall investment portfolio can help to diversify it and lower an investor's overall risk exposure because REITs pattern of performance typically offsets the volatility of other securities.

Market Outlook

We continue to believe that the REIT market is well positioned for strong performance over the next few years. The high in-place dividend yields, secure cash flow dynamics, and relatively low valuation should appeal to investors in these uncertain times. In fact, the recent choppiness of the markets should enhance the appeal of this sector. Within the real estate sector, we are convinced that a well-valued portfolio focused on the most supply-constrained markets will produce superior performance. This is how we have positioned our investments. In fact, we have been using the recent choppiness in the entire equity market (including REITs) to shift more of our capital into the companies whose markets we favor or whose values are especially compelling.


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

John D.Carifa           [PHOTO]

Daniel G. Pine          [PHOTO]

Portfolio Manager, Daniel G. Pine, has over 20 years of investment experience.

We appreciate your continuing interest and investment in Alliance Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 11/30/00

                            [MOUNTAIN CHART OMITTED]

S&P 500 Stock Index: $20,338

NAREIT Equity Index: $13,278

Alliance Real Estate Investment Fund Class A: $12,698

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Fund Class A shares (from 9/30/96 to 11/30/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ.

When comparing Alliance Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

*     Closest month-end to Fund's Class A share inception date of 9/30/96.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND  o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

       Alliance Real Estate Investment Fund -- Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                          Alliance Real Estate             NAREIT
                             Investment Fund            Equity Index
--------------------------------------------------------------------------------
      11/30/96*                    7.30%                     7.66%
      11/30/97                    35.02%                    29.70%
      11/30/98                   -16.89%                   -13.37%
      11/30/99                   -12.65%                    -9.88%
      11/30/00                    26.04%                    21.80%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C, and Advisor Class shares will differ due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Real Estate Investment Fund.

* The Fund's return for the period ended 11/30/96 is from the Fund's inception date of 9/30/96 through 11/30/96. The benchmark's return for the period ended 11/30/96 is from 9/30/96 through 11/30/96.


--------------------------------------------------------------------------------
6 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES              PORTFOLIO STATISTICS
Class A Shares               Net Assets ($mil): $165.0
9/30/96                      Median Market Capitalization ($mil): $2,424

Class B Shares
9/30/96

Class C Shares
9/30/96

SECTOR/INDUSTRY BREAKDOWN

    21.2% Apartment
    16.3% Office
    12.1% Office-Industrial Mix
    10.9% Diversified
     8.9% Warehouse and Industrial
     8.5% Regional Malls                        [PIE CHART OMITTED]
     6.7% Shopping Centers
     5.9% Real Estate Development
          and Management
     4.2% Hotels and Restaurants
     3.3% Storage
     2.0% Short-Term

All data as of November 30, 2000. The Fund's sector/industry breakdown may vary over time. The breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND  o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                   26.04%                    20.70%
        Since Inception*                   6.99%                     5.89%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                   25.11%                    21.11%
        Since Inception*                   6.24%                     6.24%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                   25.08%                    24.08%
        Since Inception*                   6.26%                     6.26%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2000)

                                       Class A           Class B         Class C
                                       Shares            Shares          Shares
--------------------------------------------------------------------------------
                 1 Year                 21.23%            21.82%          24.79%
        Since Inception*                 7.04%             7.39%           7.41%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 35% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B, and C: 9/30/96.


--------------------------------------------------------------------------------
8 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                  $12,416,637                 7.5%
--------------------------------------------------------------------------------
Vornado Realty Trust                              9,890,016                 6.0
--------------------------------------------------------------------------------
Boston Properties, Inc.                           9,395,662                 5.7
--------------------------------------------------------------------------------
Apartment Investment & Management Co.
   Cl. A                                          8,542,200                 5.2
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                       7,522,769                 4.5
--------------------------------------------------------------------------------
Spieker Properties, Inc.                          7,231,400                 4.4
--------------------------------------------------------------------------------
Equity Residential Properties Trust               7,038,000                 4.3
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                   6,717,187                 4.1
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              6,410,250                 3.9
--------------------------------------------------------------------------------
ProLogis Trust                                    5,378,100                 3.2
--------------------------------------------------------------------------------
                                                $80,542,221                48.8%

MAJOR PORTFOLIO CHANGES
Three Months Ended November 30, 2000*

                                                 -------------------------------
                                                            Shares
                                                 -------------------------------
                                                                       Holdings
Purchases                                         Bought               11/30/00
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                        4,885                160,700
--------------------------------------------------------------------------------
BRE Properties, Inc.                              13,900                 73,900
--------------------------------------------------------------------------------
Catellus Development Corp.                        20,800                182,500
--------------------------------------------------------------------------------
CenterPoint Properties Corp.                      34,000                 66,800
--------------------------------------------------------------------------------
Cousins Properties, Inc.                          55,950                182,100
--------------------------------------------------------------------------------
Federal Realty Investment Trust                   76,700                 76,700
--------------------------------------------------------------------------------
Kimco Realty Corp.                                 8,200                106,800
--------------------------------------------------------------------------------
Macerich Co.                                       4,000                230,300
--------------------------------------------------------------------------------
Mission West Properties, Inc.                     40,000                164,700
--------------------------------------------------------------------------------
Vornado Realty Trust                              12,700                267,750
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                                              Sold                 11/30/00
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              25,900                388,500
--------------------------------------------------------------------------------
Entertainment Properties Trust                    28,000                154,300
--------------------------------------------------------------------------------
Equity Office Properties Trust                    30,600                409,621
--------------------------------------------------------------------------------
Glenborough Realty Trust, Inc.                    65,000                     -0-
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               25,500                254,100
--------------------------------------------------------------------------------
Pinnacle Holdings, Inc.                           64,900                     -0-
--------------------------------------------------------------------------------
Post Properties, Inc.                             32,300                 48,100
--------------------------------------------------------------------------------
Public Storage, Inc.                              21,300                245,000
--------------------------------------------------------------------------------
Simon Property Group, Inc.                        80,500                148,450
--------------------------------------------------------------------------------
Sun Communities, Inc.                             83,700                     -0-
--------------------------------------------------------------------------------

*     The Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.0%

Real Estate Investment Trusts-92.1%
Apartment-21.2%
Apartment Investment & Management Co. Cl. A ......     185,700      $  8,542,200
Avalonbay Communities, Inc. ......................     160,700         7,522,769
BRE Properties, Inc. .............................      73,900         2,369,419
Equity Residential Properties Trust ..............     138,000         7,038,000
Essex Property Trust, Inc. .......................     102,100         5,366,631
Gables Residential Trust .........................      95,300         2,459,931
Post Properties, Inc. ............................      48,100         1,656,444
                                                                    ------------
                                                                      34,955,394
                                                                    ------------
Diversified-10.9%
Captec Net Lease Realty, Inc. ....................     114,300         1,264,444
Cousins Properties, Inc. .........................     182,100         5,019,131
Entertainment Properties Trust ...................     154,300         1,784,094
Vornado Realty Trust .............................     267,750         9,890,016
                                                                    ------------
                                                                      17,957,685
                                                                    ------------
Hotels & Restaurants-4.2%
Hospitality Properties Trust .....................     145,900         3,155,087
MeriStar Hospitality Corp. .......................     201,070         3,782,629
                                                                    ------------
                                                                       6,937,716
                                                                    ------------
Office-16.3%
Boston Properties, Inc. ..........................     221,400         9,395,662
Equity Office Properties Trust ...................     409,621        12,416,637
SL Green Realty Corp. ............................     184,100         5,028,231
                                                                    ------------
                                                                      26,840,530
                                                                    ------------
Office - Industrial Mix-12.1%
Alexandria Real Estate Equities, Inc. ............     108,100         3,945,650
Mission West Properties, Inc. ....................     164,700         2,141,100
Reckson Associates Realty Corp. ..................     286,600         6,717,187
Spieker Properties, Inc. .........................     138,400         7,231,400
                                                                    ------------
                                                                      20,035,337
                                                                    ------------
Regional Malls-8.5%
General Growth Properties, Inc. ..................      79,800         2,623,425
Macerich Co. .....................................     230,300         4,418,881
Mills Corp. ......................................     216,200         3,621,350
Simon Property Group, Inc. .......................     148,450         3,405,072
                                                                    ------------
                                                                      14,068,728
                                                                    ------------
Shopping Centers-6.7%
Federal Realty Investment Trust ................        76,700         1,476,475
Kimco Realty Corp. .............................       106,800         4,405,500
Pan Pacific Retail Properties, Inc. ............       254,100         5,256,694
                                                                    ------------
                                                                      11,138,669
                                                                    ------------
Storage-3.3%
Public Storage, Inc. ...........................       245,000         5,374,688
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Warehouse & Industrial-8.9%
AMB Property Corp. .............................       123,700      $  2,945,606
Cabot Industrial Trust .........................       169,700         3,224,300
CenterPoint Properties Corp. ...................        66,800         3,089,500
ProLogis Trust .................................       256,100         5,378,100
                                                                    ------------
                                                                      14,637,506
                                                                    ------------
Total Real Estate Investment Trusts ............                     151,946,253
                                                                    ------------
Real Estate Development &
   Management-5.9%
Brookfield Properties Corp. (Canada) ...........         388,500       6,410,250
Catellus Development Corp.(a) ..................         182,500       3,353,438
                                                                    ------------

Total Real Estate Development & Management .....                       9,763,688
                                                                    ------------
Technology-0.0%
Internet-0.0%
VelocityHSI, Inc.(a) ...........................          12,000           3,375
                                                                    ------------

Total Common Stocks
   (cost $151,168,550) .........................                     161,713,316
                                                                    ------------

SHORT-TERM INVESTMENT-2.0%

Time Deposit-2.0%
Bank of New York
   5.75%, 12/01/00
   (amortized cost $3,267,000) .................      $    3,267       3,267,000
                                                                    ------------

Total Investment-100.0%
   (cost $154,435,550) .........................                     164,980,316
Other assets less liabilities-0.0% .............                          59,577
                                                                    ------------
Net Assets-100% ................................                    $165,039,893
                                                                    ============

(a)   Non-income producing securities.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value (cost $154,435,550) ......    $ 164,980,316
Cash .........................................................          120,485
Receivable for investment securities sold ....................          628,612
Receivable for capital stock sold ............................          260,260
Dividends and interest receivable ............................          165,055
Deferred organizational expenses .............................           50,576
                                                                  -------------
Total assets .................................................      166,205,304
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................          645,645
Distribution fee payable .....................................          121,997
Advisory fee .................................................          119,585
Accrued expenses .............................................          278,184
                                                                  -------------
Total liabilities ............................................        1,165,411
                                                                  -------------
Net Assets ...................................................    $ 165,039,893
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     154,430
Additional paid-in capital ...................................      253,286,841
Accumulated net realized loss on investments .................      (98,946,144)
Net unrealized appreciation of investments ...................       10,544,766
                                                                  -------------
                                                                  $ 165,039,893
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($20,940,182/1,956,976 shares of capital stock
   issued and outstanding) ...................................           $10.70
Sales charge--4.25% of public offering price .................              .47
                                                                         ------
Maximum offering price .......................................           $11.17
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($108,711,170/10,176,487 of capital stock
   issued and outstanding) ...................................           $10.68
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($33,463,211/3,129,762 of capital stock
   issued and outstanding) ...................................           $10.69
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,925,330/179,730 shares of capital stock
   issued and outstanding) ...................................           $10.71
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF
OPERATIONS

                                                  September 1,
                                                    2000 to        Year Ended
                                                  November 30,      August 31,
                                                      2000*            2000
                                                  ============     ============
Investment Income
Dividends (net of foreign taxes withheld
   of $7,869 and $34,962, respectively).......    $  2,422,516     $ 11,368,116
Interest .....................................          43,040          209,693
                                                  ------------     ------------
Total income .................................       2,465,556       11,577,809
Expenses
Advisory fee .................................         376,561        1,672,217
Distribution fee - Class A ...................          16,139           75,729
Distribution fee - Class B ...................         276,244        1,239,464
Distribution fee - Class C ...................          83,547          351,362
Transfer agency ..............................         110,690          385,568
Audit and legal ..............................          57,916           76,826
Administrative ...............................          33,000          130,000
Custodian ....................................          28,146          113,307
Printing .....................................          18,783          102,290
Amortization of organization expenses ........          15,197           61,122
Directors' fees ..............................           9,000           32,000
Registration .................................           8,454           34,498
Miscellaneous ................................           1,100            6,923
                                                  ------------     ------------
Total expenses ...............................       1,034,777        4,281,306
                                                  ------------     ------------
Net investment income ........................       1,430,779        7,296,503
                                                  ------------     ------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
   transactions ..............................      (3,984,821)     (42,619,359)
Net realized gain on foreign currency
   transactions ..............................              -0-          23,109
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................       2,162,308       49,993,383
   Foreign currency denominated
     assets and liabilities ..................              -0-              66
                                                  ------------     ------------
Net gain (loss) on investment transactions ...      (1,822,513)       7,397,199
                                                  ------------     ------------
Net Increase (Decrease) in Net Assets
   from Operations ...........................    $   (391,734)    $ 14,693,702
                                                  ============     ============

*     The Fund changed its fiscal year end from August 31 to November 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
STATEMENT OF CHANGES
IN NET ASSETS

                                September 1,
                                   2000 to        Year Ended       Year Ended
                                 November 30,      August 31,      August 31,
                                    2000*            2000             1999
                                =============    =============    =============

Increase (Decrease) in
Net Assets from Operations
Net investment income .......   $   1,430,779    $   7,296,503    $  12,064,957
Net realized loss on
   investments and foreign
   currency transactions ....      (3,984,821)     (42,596,250)     (52,366,297)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated
   assets and liabilities ...       2,162,308       49,993,449       51,625,161
                                -------------    -------------    -------------
Net increase (decrease)
   in net assets from
   operations ...............        (391,734)      14,693,702       11,323,821
Dividends and Distributions
to Shareholders from:
Net investment income
   Class A ..................        (209,030)      (1,105,669)      (1,745,364)
   Class B ..................        (923,798)      (4,786,611)      (8,140,266)
   Class C ..................        (278,723)      (1,342,628)      (2,066,633)
   Advisor Class ............         (19,228)         (84,704)        (112,694)
Distribution in excess of
   net investment income
   Class A ..................              -0-              -0-        (507,946)
   Class B ..................              -0-              -0-      (2,369,028)
   Class C ..................              -0-              -0-        (601,444)
   Advisor Class ............              -0-              -0-         (32,797)
Net realized gain on
   investments
   Class A ..................              -0-              -0-        (375,757)
   Class B ..................              -0-              -0-      (2,075,324)
   Class C ..................              -0-              -0-        (512,970)
   Advisor Class ............              -0-              -0-         (23,058)
Tax return of capital
   Class A ..................         (99,250)        (484,168)         (62,310)
   Class B ..................        (438,631)      (2,096,035)        (308,086)
   Class C ..................        (132,340)        (587,931)         (77,463)
   Advisor Class ............          (9,132)         (37,091)          (3,958)
Capital Stock Transactions
Net decrease ................   $  (4,380,556)   $ (83,296,048)   $(133,803,420)
                                -------------    -------------    -------------
Total decrease ..............      (6,882,422)     (79,127,183)    (141,494,697)
Net Assets
Beginning of period .........     171,922,315      251,049,498      392,544,195
                                -------------    -------------    -------------
End of period ...............   $ 165,039,893    $ 171,922,315    $ 251,049,498
                                =============    =============    =============

*     The Fund changed its fiscal year end from August 31 to November 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October 2001.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions re-


--------------------------------------------------------------------------------
16 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ceived by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

7. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the three months ended November 30, 2000, permanent differences, primarily due to tax classification of distributions from the Fund's investments in Real Estate Investment Trusts, resulted in a decrease in distributions in excess of net investment income and additional paid-in capital and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

9. Change of Year End

The Fund changed its fiscal year end from August 31 to November 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from September 1 to November 30, 2000.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $33,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the three months ended November 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $53,056 for the three months ended November 30, 2000.

For the three months ended November 30, 2000, the Fund's expenses were reduced by $4,266 under an expense offset arrangement with Alliance Fund Services, Inc.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,340 from Class A shares and $82,617 and $2,093 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the three months ended November 30, 2000.

Brokerage commissions paid on investment transactions for the three months ended November 30, 2000, amounted to $43,697. For the period from September 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,603,310 and $1,157,478, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $9,516,499 and $14,928,497, respectively, for the three months ended November 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the three months ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was $155,323,655. Accordingly, gross unrealized appreciation of investments was $18,591,717 and gross unrealized depreciation of investments


--------------------------------------------------------------------------------
18 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

was $8,935,056 resulting in net unrealized appreciation of $9,656,661 (excluding foreign currency transactions).

At November 30, 2000, the Fund had a capital loss carryforward of $98,170,526, of which $9,807,830 expires in the year 2006, $48,419,826 expires in year 2007 and $39,942,870 expires in the year 2008.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                    -------------------------------------------
                                                     Shares
                                    -------------------------------------------
                                    September 1,
                                         2000 to     Year Ended      Year Ended
                                     November 30,     August 31,     August 31,
                                            2000*           2000           1999
                                    -------------------------------------------
Class A
Shares sold                               348,521      1,055,711      1,764,409
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions           23,041        127,971        171,388
-------------------------------------------------------------------------------
Shares converted from Class B               1,657         25,055         42,263
-------------------------------------------------------------------------------
Shares redeemed                          (463,598)    (2,625,081)    (3,407,716)
-------------------------------------------------------------------------------
Net decrease                              (90,379)    (1,416,344)    (1,429,656)
===============================================================================

Class B
Shares sold                               298,491      1,590,510      3,270,822
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions           89,592        474,290        561,653
-------------------------------------------------------------------------------
Shares converted to Class A                (1,659)       (25,094)       (42,346)
-------------------------------------------------------------------------------
Shares redeemed                          (686,450)    (8,161,491)   (12,946,430)
-------------------------------------------------------------------------------
Net decrease                             (300,026)    (6,121,785)    (9,156,301)
===============================================================================

Class C
Shares sold                               138,353        890,757      1,216,451
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions           30,536        133,101        124,858
-------------------------------------------------------------------------------
Shares redeemed                          (193,797)    (2,267,322)    (3,605,389)
-------------------------------------------------------------------------------
Net decrease                              (24,908)    (1,243,464)    (2,264,080)
===============================================================================

Advisor Class
Shares sold                                 3,063         87,009         39,978
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions            1,578          8,437         11,392
-------------------------------------------------------------------------------
Shares redeemed                            (3,715)      (139,180)      (105,522)
-------------------------------------------------------------------------------
Net increase (decrease)                       926        (43,734)       (54,152)
===============================================================================

*     The Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                  ---------------------------------------------
                                                     Amount
                                  ---------------------------------------------
                                  September 1,
                                       2000 to      Year Ended       Year Ended
                                  November 30,      August 31,       August 31,
                                         2000*            2000             1999
                                  ---------------------------------------------
Class A
Shares sold                        $ 3,709,823    $ 10,680,730    $  19,090,372
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions       255,059       1,204,604        1,756,498
-------------------------------------------------------------------------------
Shares converted from Class B           17,505         238,723          449,139
-------------------------------------------------------------------------------
Shares redeemed                     (4,907,131)    (25,309,624)     (35,576,653)
-------------------------------------------------------------------------------
Net decrease                       $  (924,744)   $(13,185,567)   $ (14,280,644)
===============================================================================

Class B
Shares sold                        $ 3,190,263    $ 15,455,939    $  34,546,957
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions       991,779       4,486,265        5,748,227
-------------------------------------------------------------------------------
Shares converted to Class A            (17,505)       (238,723)        (449,139)
-------------------------------------------------------------------------------
Shares redeemed                     (7,366,650)    (77,589,850)    (135,195,797)
-------------------------------------------------------------------------------
Net decrease                       $(3,202,113)   $(57,886,369)   $ (95,349,752)
===============================================================================

Class C
Shares sold                        $ 1,472,488    $  8,614,390    $  12,871,848
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions       338,340       1,264,684        1,279,574
-------------------------------------------------------------------------------
Shares redeemed                     (2,075,903)    (21,686,055)     (37,755,412)
-------------------------------------------------------------------------------
Net decrease                       $  (265,075)   $(11,806,981)   $ (23,603,990)
===============================================================================

Advisor Class
Shares sold                        $    32,977    $    837,038    $     424,030
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions        17,487          79,555          116,904
-------------------------------------------------------------------------------
Shares redeemed                        (39,088)     (1,333,724)      (1,109,968)
-------------------------------------------------------------------------------
Net increase (decrease)            $    11,376    $   (417,131)   $    (569,034)
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the three months ended November 30, 2000.

*     The Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
20 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------
FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                 Class A
                                ---------------------------------------------------------------------------
                                September 1,                                                  September 30,
                                        2000                                                        1996(a)
                                          to                     Year Ended August 31,                   to
                                November 30,       --------------------------------------------- August 31,
                                       2000*              2000           1999           1998           1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $ 10.85           $ 10.19        $ 10.47        $ 12.80        $ 10.00
                                ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......          .13               .37            .46            .52            .30
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.13)              .89           (.06)         (2.33)          2.88
                                ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................           -0-             1.26            .40          (1.81)          3.18
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         (.10)             (.42)          (.46)          (.51)          (.30)
Distributions in excess of net
  investment income ...........           -0-               -0-          (.10)            -0-            -0-
Distributions from net realized
  gains on investments ........           -0-               -0-          (.10)          (.01)            -0-
Tax return of capital .........         (.05)             (.18)          (.02)            -0-          (.08)
                                ---------------------------------------------------------------------------
Total dividends and
  distributions ...............         (.15)             (.60)          (.68)          (.52)          (.38)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period ...............      $ 10.70           $ 10.85        $ 10.19        $ 10.47        $ 12.80
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(c)  ......         (.05)%           13.46%          3.86%        (14.90)%        32.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $20,940           $22,221        $35,299        $51,214        $37,638
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ............         1.87%(d)          1.71%          1.58%          1.55%          1.77%(d)(e)
  Expenses before waivers/
    reimbursements ............         1.87%(d)          1.71%          1.58%          1.55%          1.79%(d)
  Net investment income .......         4.98%(d)          3.81%          4.57%          3.87%          2.73%(d)
Portfolio turnover rate .......            6%               26%            29%            23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------------
                                                                 Class B
                                ----------------------------------------------------------------------------
                                September 1,                                                  September 30,
                                        2000                                                        1996(a)
                                          to                     Year Ended August 31,                   to
                                November 30,       --------------------------------------------- August 31,
                                       2000*              2000           1999           1998           1997
                                ----------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $  10.84          $  10.17       $  10.44       $  12.79       $  10.00
                                ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......           .11               .30            .38            .42            .23
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          (.14)              .89           (.05)         (2.33)          2.89
                                ----------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................          (.03)             1.19            .33          (1.91)          3.12
                                ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.09)             (.36)          (.38)          (.43)          (.24)
Distributions in excess of net
  investment income ...........            -0-               -0-          (.10)            -0-            -0-
Distributions from net realized
  gains on investments ........            -0-               -0-          (.10)          (.01)            -0-
Tax return of capital .........          (.04)             (.16)          (.02)            -0-          (.09)
Total dividends and
  distributions ...............          (.13)             (.52)          (.60)          (.44)          (.33)
                                ----------------------------------------------------------------------------
Net asset value,
  end of period ...............      $  10.68          $  10.84       $  10.17       $  10.44       $  12.79
                                ============================================================================
Total Return
Total investment return based
  on net asset value(c)  ......          (.31)%           12.68%          3.20%        (15.56)%        31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $108,711          $113,542       $168,741       $268,856       $186,802
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ............          2.57%(d)          2.41%          2.31%          2.26%          2.44%(d)(e)
  Expenses before waivers/
    reimbursements ............          2.57%(d)          2.41%          2.31%          2.26%          2.45%(d)
  Net investment income .......          4.22%(d)          3.13%          3.82%          3.16%          2.08%(d)
Portfolio turnover rate .......             6%               26%            29%            23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                 Class C
                                ---------------------------------------------------------------------------
                                September 1,                                                  September 30,
                                        2000                                                        1996(a)
                                          to                     Year Ended August 31,                   to
                                November 30,       --------------------------------------------- August 31,
                                       2000*              2000           1999           1998           1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $ 10.85           $ 10.17        $ 10.44        $ 12.79        $ 10.00
                                ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......          .11               .29            .38            .42            .23
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (.14)              .91           (.05)         (2.33)          2.89
                                ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............         (.03)             1.20            .33          (1.91)          3.12
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         (.09)             (.36)          (.38)          (.43)          (.25)
Distributions in excess of net
  investment income ...........           -0-               -0-          (.10)            -0-            -0-
Distributions from net realized
  gains on investments ........           -0-               -0-          (.10)          (.01)            -0-
Tax return of capital .........         (.04)             (.16)          (.02)            -0-          (.08)
                                ---------------------------------------------------------------------------
Total dividends and
  distributions ...............         (.13)             (.52)          (.60)          (.44)          (.33)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period ...............      $ 10.69           $ 10.85        $ 10.17        $ 10.44        $ 12.79
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(c)  ......         (.31)%           12.78%          3.20%        (15.56)%        31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $33,463           $34,217        $44,739        $69,575        $42,719
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ............         2.58%(d)          2.40%          2.30%          2.26%          2.43%(d)(e)
  Expenses before waivers/
    reimbursements ............         2.58%(d)          2.40%          2.30%          2.26%          2.45%(d)
  Net investment income .......         4.21%(d)          3.02%          3.77%          3.15%          2.06%(d)
Portfolio turnover rate .......            6%               26%            29%            23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                --------------------------------------------------------------------------
                                                                 Advisor Class
                                --------------------------------------------------------------------------
                                September 1,                                                  September 30,
                                        2000                                                        1996(a)
                                          to                     Year Ended August 31,                   to
                                November 30,       --------------------------------------------- August 31,
                                       2000*              2000           1999           1998           1997
                                --------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $10.87            $10.20         $10.48         $12.82         $10.00
                                --------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......         .14               .38            .48            .55            .35
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        (.14)              .92           (.05)         (2.34)          2.88
                                --------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          -0-             1.30            .43          (1.79)          3.23
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........        (.11)             (.44)          (.48)          (.54)          (.38)
Distributions in excess of net
  investment income ...........          -0-               -0-          (.11)            -0-            -0-
Distributions from net realized
  gains on investments ........          -0-               -0-          (.10)          (.01)            -0-
Tax return of capital .........        (.05)             (.19)          (.02)            -0-          (.03)
                                --------------------------------------------------------------------------
Total dividends and
  distributions ...............        (.16)             (.63)          (.71)          (.55)          (.41)
                                --------------------------------------------------------------------------
Net asset value,
  end of period ...............      $10.71            $10.87         $10.20         $10.48         $12.82
                                ==========================================================================
Total Return
Total investment return based
  on net asset value(c)  ......        (.07)%           13.94%          4.18%        (14.74)%        32.72%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $1,925            $1,943         $2,270         $2,899         $2,313
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ............        1.58%(d)          1.40%          1.30%          1.25%          1.45%(d)(e)
  Expenses before waivers/
    reimbursements ............        1.58%(d)          1.40%          1.30%          1.25%          1.47%(d)
  Net investment income .......        5.21%(d)          3.83%          4.75%          4.08%          3.07%(d)
Portfolio turnover rate .......           6%               26%            29%            23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.

*     The Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 25

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Real Estate Investment Fund, Inc. at November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 4, 2001


--------------------------------------------------------------------------------
26 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
28 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Howard E. Hassler(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas Bardong, Vice President
David A. Kruth, Vice President
Edmund P. Bergan Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
48 Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE REAL ESTATE INVESTMENT FUND

Alliance Real Estate Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

REIAR1100